CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD: JANUARY 2000


Beginning of the Month Principal Receivables:                                                                    11,523,177,750.60
                                                                                                               -------------------
Beginning of the Month Finance Charge Receivables:                                                                  414,989,785.96
                                                                                                               -------------------
Beginning of the Month Discounted Receivables:                                                                                0.00
                                                                                                               -------------------
Beginning of the Month Total Receivables:                                                                        11,938,167,536.56
                                                                                                               -------------------

Removed Principal Receivables:                                                                                                0.00
                                                                                                               -------------------
Removed Finance Charge Receivables:                                                                                           0.00
                                                                                                               -------------------
Removed Total Receivables:                                                                                                    0.00
                                                                                                               -------------------

Additional Principal Receivables:                                                                                             0.00
                                                                                                               -------------------
Additional Finance Charge Receivables:                                                                                        0.00
                                                                                                               -------------------
Additional Total Receivables:                                                                                                 0.00
                                                                                                               -------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                               -------------------

End of the Month Principal Receivables:                                                                          11,127,301,470.57
                                                                                                               -------------------
End of the Month Finance Charge Receivables:                                                                        417,664,614.67
                                                                                                               -------------------
End of the Month Discounted Receivables:                                                                                      0.00
                                                                                                               -------------------
End of the Month Total Receivables:                                                                              11,544,966,085.24
                                                                                                               -------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                               -------------------
Adjusted Invested Amount of all Master Trust Series                                                               9,832,976,677.68
                                                                                                               -------------------

End of the Month Seller Percentage                                                                                          11.63%
                                                                                                               -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD: JANUARY 2000                                                                 ACCOUNTS               RECEIVABLES
                                                                                            ---------               -----------

End of the Month Delinquencies:

      30 - 59 Days Delinquent                                                                    195,301.00         209,392,705.93
                                                                                        -------------------    -------------------
      60 - 89 Days Delinquent                                                                    113,287.00         134,100,082.29
                                                                                        -------------------    -------------------
      90 + Days Delinquent                                                                       209,247.00         270,181,940.30
                                                                                        -------------------    -------------------

      Total 30 + Days Delinquent                                                                 517,835.00         613,674,728.52
                                                                                        -------------------    -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             5.32%
                                                                                                               -------------------

Defaulted Accounts During the Month                                                               52,145.00          48,973,901.48
                                                                                        -------------------    -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         5.10%
                                                                                                               -------------------


CAPITAL ONE MASTER TRUST (COLLECTIONS)

MONTHLY PERIOD: JANUARY 2000                                                             COLLECTIONS            PERCENTAGES
                                                                                         -----------            -----------


Total Collections and Gross Payment Rate                                                   1,821,786,749.41                 15.26%
                                                                                        -------------------    -------------------

Collections of Principal Receivables and Principal Payment Rate                            1,578,524,712.34                 13.70%
                                                                                        -------------------    -------------------

      Prior Month Billed Finance Charge and Fees                                             188,109,771.52
                                                                                        -------------------
      Amortized AMF Income                                                                    15,812,895.54
                                                                                        -------------------
      Interchange Collected                                                                   16,926,227.13
                                                                                        -------------------
      Recoveries of Charged Off Accounts                                                      15,438,819.68
                                                                                        -------------------
      Collections of Discounted Receivables                                                            0.00
                                                                                        -------------------

Collections of Finance Charge Receivables and Annualized Yield                               236,287,713.87                 24.61%
                                                                                        -------------------    -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: JANUARY 2000

Beginning Unamortized AMF Balance                                                                                    81,794,312.11
                                                                                                               -------------------
+     AMF Slug for Added Accounts                                                                      0.00

                                                                                        -------------------
+     AMF Collections                                                                         22,787,218.74
                                                                                        -------------------
-     Amortized AMF Income                                                                    15,812,895.54
                                                                                        -------------------
Ending Unamortized AMF Balance                                                                                        88,768,635.31
                                                                                                                -------------------




                                                 /s/ Charles Kim
                                                 -------------------------------
                                                 Charles Kim
                                                 Securitization Manager


                                                                    Page 7 of 37